UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2016

WRIGHT MEDICAL GROUP N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam The Netherlands		None
(Address of principal executive offices)		(Zip Code)

(+ 31) 20 521-4777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2016, Terry M. Rich resigned as President, Upper Extremities of Wright Medical Group N.V. (“Wright”), effective immediately. Kevin Cordell, Wright’s President, Lower Extremities and Biologics, has assumed Mr. Rich’s responsibilities.

In connection with Mr. Rich’s departure, Wright and Mr. Rich entered into a resignation agreement (the “Resignation Agreement”). Under the terms of the Resignation Agreement and in consideration of Mr. Rich’s agreement, among other things, to perform, if requested, various transition activities, to refrain from hiring Wright personnel for a period of 18 months (in addition to his one-year non-competition and non-solicitation covenants), and to provide a release, and the other terms and conditions of the Resignation Agreement, Wright agreed to make the following payments to Mr. Rich in lieu of any severance or other payments or benefits:

•	$699,756.75 payable in a lump sum as soon as practicable after the effectiveness of the release;

•	$199,930.50 payable in 24 equal bi-monthly installments commencing December 9, 2016;

•	$109,961.78 payable in a lump sum on December 9, 2017; and

•	reimbursement for the cost of health and dental coverage as provided for under the United States Consolidated Omnibus Budget Reconciliation Act (“COBRA”), terminating on the earlier of (a) December 9, 2017 or (b) the date on which Mr. Rich accepts employment with another employer or is no longer eligible for COBRA coverage.

A copy of the Resignation Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The above description of the Resignation Agreement is not intended to be complete and is qualified in its entirety by the specific language in the Resignation Agreement.

Item 7.01.	Regulation FD Disclosure.

On June 16, 2016, Wright reconfirmed its financial guidance for full-year 2016 as provided in its earnings release issued on May 4, 2016.

Wright is furnishing the information contained in this Item 7.01 of this Current Report on Form 8-K pursuant to Item 7.01 of Form 8-K promulgated by the United States Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the United States Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information, Wright makes no admission as to the materiality of any information contained in this Item 7.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Resignation Agreement dated June 10, 2016 between Wright Medical Group N.V. and Terry M. Rich (filed herewith)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “target,” “project,” “continue,” “outlook,” “guidance,” “future,” other words of similar meaning and the use of future dates. Forward-looking statements in this report include, but are not limited to, statements about the company’s anticipated financial results for 2016, including its net sales, adjusted EBITDA from continuing operations and adjusted cash earnings per share from continuing operations guidance provided in its earnings release issued on May 4, 2016. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Each forward-looking statement contained in this report is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the failure to integrate the businesses and realize net sales synergies and cost-savings from the merger with Tornier or delay in realization thereof; operating costs and business disruption as a result of the merger, including adverse effects on employee retention and sales force productivity and on business relationships with third parties; integration costs; actual or contingent liabilities; the adequacy of the company’s capital resources and need for additional financing; the timing of regulatory approvals and introduction of new products; physician acceptance, endorsement, and use of new products; failure to achieve the anticipated benefits from approval of AUGMENT® Bone Graft; the effect of regulatory actions, changes in and adoption of reimbursement rates; product liability claims and product recalls; pending and threatened litigation; risks associated with international operations and expansion; fluctuations in foreign currency exchange rates; other business effects, including the effects of industry, economic or political conditions outside of the company’s control; reliance on independent distributors and sales agencies; competitor activities; changes in tax and other legislation; and the risks identified under the heading “Risk Factors” in Wright’s Annual Report on Form 10-K for the year ended December 27, 2015 filed by Wright with the SEC on February 23, 2016. Investors should not place considerable reliance on the forward-looking statements contained in this report. You are encouraged to read Wright’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this report speak only as of the date of this report, and Wright undertakes no obligation to update or revise any of these statements. Wright’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2016	WRIGHT MEDICAL GROUP N.V.

	By:	/s/ Lance A. Berry
	Name:	Lance A. Berry
	Title:	Senior Vice President and Chief Financial Officer

WRIGHT MEDICAL GROUP N.V.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

10.1	Resignation Agreement dated June 10, 2016 between Wright Medical Group N.V. and Terry M. Rich	Filed herewith